Exhibit 10.2

Share Exchange AGREEMENT AMENDMENT

THIS AMENDMENT TO THE SHARE EXCHANGE AGREEMENT is made effective as of the 24th day of August, 2018

A.	The name of the selling company is Clinical & Herbal Innovations, Inc. The name Clinical and Herbal Technologies, is a typo and should be amended. The name should be in all places Clinical & Herbal Innovations, Inc.

SOLEI SYSTEMS, INC.

By: /s/ Charles O. Scott

Authorized Signatory

Name: Charles O. Scott

Title: Chief Executive Officer

CLINICAL & HERBAL INNOVATIONS, INC.

By: /s/ Charles O. Scott

Authorized Signatory

Name: Charles O. Scott

Title: Chief Executive Officer

SELLING SHAREHOLDERS:

THE SELLING SHAREHOLDERS OF PRIVECO

/s/ Charles O. Scott

Charles O. Scott

Majority Shareholder (52.5%)